PHOENIX MARKET NEUTRAL FUND
                         A SERIES OF PHOENIX PORTFOLIOS

  Supplement dated November 30, 2006 to the Prospectus dated February 15, 2006, as supplemented September 15, 2006

IMPORTANT NOTICE TO INVESTORS OF PHOENIX MARKET NEUTRAL FUND

Effective December 1, 2006, the fund's investment adviser has implemented a voluntary expense cap on total operating expenses and a contractual fee waiver of management fees imposed on the fund. Additionally, the Board of Trustees has set the 12b-1 Fee for Class A Shares at 0.25%. Accordingly, the "Annual Fund Operating Expenses" portion of the Fund Fees and Expenses table on page 5 of the current prospectus is restated as follows:

ANNUAL FUND OPERATING EXPENSES               CLASS A       CLASS B       CLASS C
(EXPENSES THAT ARE DEDUCTED FROM             SHARES        SHARES        SHARES
FUND ASSETS)                                 ------        ------        ------

Management Fees                              1.50%         1.50%         1.50%
Distribution and Shareholder Servicing
(12b-1) Fees(d)                              0.25%         1.00%         1.00%
Other Expenses:
         Dividends on Short Sales            1.45%         1.45%         1.45%
         Remainder of Other Expenses(e)      0.42%         0.42%         0.42%
                                             -----         -----         -----
                  Total Other Expenses       1.87%         1.87%         1.87%
                                             -----         -----         -----
TOTAL ANNUAL FUND OPERATING
EXPENSES                                     3.62%         4.37%         4.37%
                                             -----         -----         -----
Fee Waiver(f)                               (0.15)%       (0.15)%       (0.15)%
NET ANNUAL FUND OPERATING
EXPENSES(g)                                  3.47%         4.22%         4.22%
                                             =====         =====         =====
(d) Distribution and Shareholders Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.
(e)      Restated to reflect current fee structure.
(f) Contractual arrangement with the fund's investment adviser to waive 0.15% of its management fee through November 30, 2007. The adviser will not seek to recapture any fees waived under this arrangement.
(g) The fund's investment adviser has voluntarily agreed to limit total operating expenses (excluding dividends on short sales, interest, taxes and extraordinary expenses) so that such expenses do not exceed 1.77% for Class A Shares, 2.52% for Class B Shares and 2.52% for Class C Shares. The adviser may discontinue this voluntary expense cap at any time. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.

Additionally, the example tables on page 6 are replaced with the following:

      --------------------------------------------------------------------------
      CLASS          1 YEAR          3 YEARS         5 YEARS        10 YEARS
      ---------- --------------- --------------- --------------- ---------------
      Class A         $905           $1,607           $2,329         $4,223
      ---------- --------------- --------------- --------------- ---------------
      Class B         $824           $1,610           $2,308         $4,277
      ---------- --------------- --------------- --------------- ---------------
      Class C         $549           $1,310           $2,208         $4,501
      --------------------------------------------------------------------------

      You would pay the following expenses if you did not redeem your shares:

      --------------------------------------------------------------------------
      CLASS          1 YEAR          3 YEARS         5 YEARS        10 YEARS
      ---------- --------------- --------------- --------------- ---------------
      Class B         $424           $1,310           $2,208         $4,277
      ---------- --------------- --------------- --------------- ---------------
      Class C         $424           $1,310           $2,208         $4,501
      --------------------------------------------------------------------------

      The examples assume that the expense waiver obligations of the adviser are in effect for one year. Thereafter, the examples do not reflect any expense waiver obligations. The examples do not include the effects of the expense reimbursement obligations of the adviser; therefore, your actual expenses may be lower than those shown.

On page 8, in the description of The Adviser, the following statements are added following the description of the management fees paid during the fund's last fiscal year:

     The adviser has contractually agreed to waive 0.15% of its management fee through November 30, 2007. Additionally, the adviser has voluntarily agreed to limit total operating expenses (excluding dividends on short sales, interest, taxes and extraordinary expenses) so that such expenses do not exceed 1.77% for Class A Shares, 2.52% for Class B Shares and 2.52% for Class C Shares. The adviser may discontinue this voluntary expense cap at any time. The adviser will not seek to recapture any fees waived or operating expenses reimbursed under these arrangements.



         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
                               FUTURE REFERENCE.

PXP 1738/MNF Exp (11/06)































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